UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 2, 2006


                            HAMPSHIRE GROUP, LIMITED

-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                      000-20201                  06-0967107
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)

1924 Pearman Dairy Road, Anderson, South Carolina                 29625
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (864) 231-1200
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on March 2,
2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HAMPSHIRE GROUP, LIMITED


Date: March 2, 2006                         By: /s/ Charles W. Clayton
--------------------                        --------------------------
                                            Charles W. Clayton
                                            and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                             Description
-----------     ---------------------------------------------------------------
  99.1          Press release of the Hampshire Group Limited, dated
                March 2, 2006.